SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 2, 2002

SIPEX CORPORATION

(Exact name of registrant as specified in charter)

Massachusetts	000-27892	95-4249153

(State of incorporation)	(Commission file number)	(IRS Employer Identification No.)

233 South Hillview Drive, Milpitas CA	95035

(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (408) 934-7500

Item 5. Other Events.
Item 7. Financial Statements and Exhibits.
SIGNATURES
INDEX TO EXHIBITS
Ex-99.1 Press release of SIPEX Corporation dated December 2, 2002
Press Release dated December 2, 2002

Item 5. Other Events.

     On December 2, 2002, SIPEX Corporation (the “Registrant”) announced that Frank R. DiPietro resigned as the Company’s Chief Financial Officer. Philip A. Dube, Sipex’s Vice President and Corporate Controller will serve as the Registrant’s interim Chief Financial Officer until such time as Mr. DiPietro’s successor is determined.

     The foregoing matters are described in the press release issued by the Registrant on December 2, 2002, a copy of which is filed herewith as Exhibit 99.1, and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

(c)	Exhibits

99.1	Press release of SIPEX Corporation dated December 2, 2002.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIPEX CORPORATION

By	/s/ Walid Maghribi Walid Maghribi President & Chief Executive Officer

Dated: December 2, 2002

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INDEX TO EXHIBITS

Exhibit
Number	Description

99.1	Press release of SIPEX Corporation dated December 2, 2002.

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